EATON VANCE BALANCED FUND
Supplement to Statement of
Additional Information dated May 2, 2005
EATON VANCE LOW DURATION FUND
EATON VANCE STRATEGIC
INCOME FUND
Supplement to
Statements of Additional Information
dated March 1, 2005

The following is added to "Derivative Instruments" under "Strategies and Risks":

Investment Grade Income Portfolio may invest in putable certificates, which are issued by a pass-through trust owning a corporate bond with a put option that allows the investor to convert the fixed-coupon bond into a cash instrument, essentially removing the interest rate risk. The trusts that issues putable certificates are sponsored by investment banking firms that also serve as counterparty to the put option. Putable certificates generally offer all the benefits of a traditional putable bond.

November 1, 2005